Business segment information (Details 2) - USD ($) $ in Thousands	12 Months Ended
	Mar. 31, 2016	Mar. 31, 2015	Mar. 31, 2014
Net Total Sales	$ 23,892	$ 28,944	$ 31,305
Net Total Sales, percent	100.00%	100.00%	100.00%
UNITED STATES
Net Total Sales	$ 14,062	$ 21,271	$ 25,203
Net Total Sales, percent	59.00%	73.00%	81.00%
GERMANY
Net Total Sales	$ 4,568	$ 6,210	$ 4,688
Net Total Sales, percent	19.00%	22.00%	15.00%